FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of August 4, 2017 by and among St. George Investments LLC, a Utah limited liability company (“Investor”), Marijuana Company of America, Inc., a Utah corporation (the “Company”), and MCOA CA, Inc., a California corporation (“MCOA CA,” and together with the Company, “Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Note (defined below).

A.                Borrower previously sold and issued to Investor that certain Secured Convertible Promissory Note dated July 3, 2017 in the original principal amount of $752,500.00 (the “Note”) pursuant to that certain Securities Purchase Agreement dated July 3, 2017 by and among Investor, the Company and MCOA CA (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B.                 Pursuant to Section 4(vi) of the Purchase Agreement, Company agreed that it would not have at any given time any Variable Security Holder (as defined in the Purchase Agreement), excluding Investor, without Investor’s prior written consent (the “Variable Security Holder Covenant”).

C.                 Nevertheless, on July 25, 2017, the Company breached the Variable Security Holder Covenant when it entered into a certain Investment Agreement with Tangiers Global, LLC (“Tangiers”) and issued certain Fixed Convertible Promissory Notes to Tangiers in conjunction therewith (the “Default”).

D.                As a result of the Default, Investor has the right to, among other things, accelerate the Maturity Date of the Note, cause the interest rate on the Note to increase from 10% per annum to 22% per annum (the “Interest Rate Increase”), and cause the Outstanding Balance of the Note to be increased via Investor’s application of the Default Effect (the “Balance Increase”).

E.                 No new or additional consideration is being provided in connection with this Agreement other than the modification of terms as provided herein.

F.                  Investor has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear temporarily from exercising and enforcing remedies against Borrower for the Default as provided in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.                  Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Investor hereby agrees to refrain and forbear from bringing any action to collect under the Note (including without limitation the Interest Rate Increase and the Balance Increase) with respect to the Default (the “Forbearance”). For the avoidance of doubt, the Forbearance shall only apply to the Default and not to any Events of Default (as defined in the Note) that may occur subsequent to the date hereof or any other Event of Default that occurred prior to the date hereof.

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3.                  Installment Conversions. The first sentence of Section 8.2 of the Note shall be deleted in its entirety and replaced with the following:

“Beginning on the date that is six (6) months after the Purchase Price Date and on the same day of each month thereafter until the Maturity Date (each, an “Installment Date”), if paying in cash, Borrower shall pay to Lender the applicable Installment Amount due on such date subject to the provisions of this Section 8, and if paying in Installment Conversion Shares (as defined below), Company shall deliver such Installment Conversion Shares on or before the Delivery Date.”

For the avoidance of doubt, Borrower and Investor agree that the effect of the foregoing amendment to the Note is that Borrower shall be required to begin paying the Installment Amount due thereunder on the date that is six (6) months from the Purchase Price Date, rather than the date that is one (1) year from the Purchase Price Date, as was previously required under the Note.

4.                  Additional OID. As a material inducement and partial consideration for Investor’s agreement to enter into this Agreement and grant the Forbearance, each of Borrower and Investor acknowledges and agrees that an additional OID in the amount of $112,875.00 is hereby added to the Outstanding Balance of the Note (the “Additional OID”) as of the date hereof. Borrower and Investor further agree that the Additional OID shall be deemed to be fully earned as of the date hereof, shall be nonrefundable under any circumstance, and that the Additional OID will tack back to the Purchase Price Date for Rule 144 purposes. Borrower and Investor further agree that the Additional OID shall be included as part of the Initial Tranche under the Note and that the entire amount of such Initial Tranche (as increased by the Additional OID) is a Conversion Eligible Tranche as of the Purchase Price Date. Finally, Borrower acknowledges that the Additional OID is not deemed to be an application of the Default Effect under the Note and that, therefore, it shall not count against the number of times the Default Effect may be applied thereunder.

5.                  Ratification of the Note. The Note, as amended by this Agreement, shall be and remains in full force and effect in accordance with its terms, and is hereby ratified and confirmed in all respects. Borrower acknowledges and agrees that the Outstanding Balance of the Note as of the date hereof, including the application of the Additional OID, is $868,936.38. Borrower acknowledges that it is unconditionally obligated to pay the Outstanding Balance and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Investor under the Note or the Transaction Documents, as in effect prior to the date hereof.

6.                  Failure to Comply. Borrower understands that the Forbearance shall terminate immediately upon any Event of Default after the date hereof (or any Event of Default other than the Default that occurred prior to the date hereof), and that in such case, Investor may seek all recourse available to it under the terms of the Note, this Agreement, any other Transaction Document, or applicable law. For the avoidance of any doubt, the termination of the Forbearance pursuant to this Section shall not terminate, limit or modify any other provision of this Agreement (including without limitation Section 4 hereof).

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7.                  Representations, Warranties and Agreements. In order to induce Investor to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)                Each entity comprising Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b)               Any Event of Default which may have occurred under the Note has not been, is not hereby, and shall not be deemed to be waived by Investor, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under this Agreement. The agreement of Investor to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other future default. For the avoidance of any doubt, the Forbearance described herein only applies to the Default, and shall not constitute a waiver or forbearance of any other rights or remedies available to Investor with respect to any other Events of Default under the Note or other breach of the Transaction Documents by Borrower.

(c)                All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Investor has been induced in part to enter into this Agreement based upon Investor’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Investor on or prior to the date hereof which would or could materially and adversely affect the understandings of Investor expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(d)               Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note or any of the other Transaction Documents.

(e)                Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Investor, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of

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any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Investor shall not constitute an acknowledgment of or admission by Investor of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(f)                Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(g)               There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

(h)               There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(i)                 Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

9.                  Headings. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

10.              Arbitration. By its execution of this Agreement, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) set forth as an exhibit to the Purchase Agreement and the parties agree to submit all Claims arising under this Agreement or any Transaction Document or other agreement between the parties and their affiliates to binding arbitration pursuant to the Arbitration Provisions.

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11.              Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties obligations to resolve disputes hereunder or under any Transaction Document pursuant to the Arbitration Provisions, each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims (as defined in the Purchase Agreement) in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth in the Purchase Agreement, such service to become effective ten (10) days after such mailing. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.              Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

13.              Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses.  Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

14.              No Reliance. Borrower acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, Borrower is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

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15.              Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

16.              Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Investor, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Investor nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

17.              Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

18.              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Investor.

19.              Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Investor and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

20.              Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

21.              Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Investor shall be given as set forth in the “Notices” section of the Purchase Agreement.

22.              Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg
Name: Donald Steinberg

Title: CEO/Pres

MCOA CA, INC.

By: /s/ Robert Hymers

Name: Robert Hymers

Title: CFO

INVESTOR:

ST. GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., its Manager

By: /s/ John M. Fife

John M. Fife, President

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